Semi
Annual
Report
April 30, 1998

Franklin Templeton Global Trust
   Franklin Templeton German Government Bond Fund
   Franklin Templeton Global Currency Fund
   Franklin Templeton Hard Currency Fund
   Franklin Templeton HighIncome Currency Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Donald P. Gould
President
Franklin Templeton Global Trust

CONTENTS

Shareholder Letter .............................................        1
Economic Overview ..............................................        3
Fund Reports
 Franklin Templeton
German Government
Bond Fund ......................................................        5
 Franklin Templeton
Global Currency Fund ...........................................       12
 Franklin Templeton
Hard Currency Fund .............................................       17
 Franklin Templeton
High Income Currency
Fund ...........................................................       24
Financial Highlights &
Statement of Investments .......................................       30
Financial Statements ...........................................       40
Notes to
Financial Statements ...........................................       45


SHAREHOLDER LETTER
Dear Shareholder:

We are pleased to bring you this semi-annual report of Franklin Templeton Global Trust for the period ended April 30, 1998. During the six months under review, the U. S. dollar continued to shadow the remarkable and seemingly relentless climb of the U.S. stock market. Since a strong dollar, by definition, means depreciating foreign currencies, the performance of the four funds that comprise the Franklin Templeton Global Trust remained weak in absolute terms. The funds did, however, perform well relative to our internal benchmarks,* though this may be of small consolation in light of the depressed returns of the benchmarks themselves. A detailed discussion of the funds' performance can be found in the following individual fund reports.


*Given the unique nature of the Global Currency Fund, Hard Currency Fund, and High Income Currency Fund, no third party index accurately reflects the composition of these portfolios. The manager has therefore constructed internal benchmarks whose composition is described in the individual fund reports beginning on pages 12, 17, and 24.

The close relationship between the fortunes of the U.S. dollar and financial markets is not hard to fathom. For a foreign investor, the total return on a dollar-denominated investment has an extra component -- the currency gain or loss resulting from changes in the exchange rate between the dollar and the investor's home currency. In periods of dollar strength, the foreign investor experiences a currency gain on U.S. investments. Conversely, U.S. investors putting money abroad suffer currency losses. Thus, a strong dollar tends to attract foreign investment while also discouraging U.S. investment overseas. Both actions only serve to increase demand for U.S. dollars and thereby reinforce the dollar's upward trend.

For U.S. investors with portfolios of mostly U.S. securities, the period under review resembled a "virtuous" circle, with higher markets begetting a stronger dollar, begetting yet higher markets, and so on. Of course, "virtuous" circles have a way of becoming "vicious" circles, and the belief that individual markets actually fall from time to time is a core assumption underlying the argument that spreading one's investment "eggs" among multiple market "baskets" (i.e., asset classes) may save us from undue portfolio heartache. However, the U.S. stock market's near monotonic climb in the 1990s has sorely tested this belief for many. After all, why bother with diversification if the market only goes up? The answer, of course, is, "booms go boom," at least eventually, though let's hope no time soon. But when the U.S. market does experience a downturn, and if the dollar follows suit as it often does, we can expect foreign currency-denominated bonds and money market instruments to cushion the blow.

During these buoyant times, we advise you not to abandon diversification, tempting though that may be, but rather remind yourself why you diversify. And instead of bemoaning the recent low returns of portfolio "hedges," celebrate the fact that, with hindsight, they proved unnecessary. After all, the best insurance policy is the one that goes unused.

As always, we thank you for investing with us.

Yours sincerely,

Donald P. Gould

President
Franklin Templeton Global Trust


ECONOMIC OVERVIEW

During the six months under review, U.S. gross domestic product rose at a strong, 4.0% annualized rate, the consumer price index increased just 1.1% on an annualized basis and U.S. interest rates remained relatively stable. The U.S. 30-year Treasury bond yield moved in a narrow range between 6.25% and 5.71%, and the Federal Reserve Board (the Fed) left the overnight Fed Funds rate unchanged.* Many market participants, including the Fed, anticipated that the Asian monetary crisis would slow economic growth and cause interest rates to fall. Others believed that the Asian crisis would have little impact on rapid U.S. economic growth and that interest rates would rise. As of the date of this report, conditions remained balanced between the two possibilities.

*Source: Bloomberg.

The Japanese yen weakened during the period from 120.47 to 132.86 yen per U.S. dollar. Already stagnant for several years, the Japanese economy seemed poised on the brink of another recession during early 1998. Unemployment hit a post-World War II high of 4.1% and business sentiment, according to the quarterly "tankan" survey, reached multi-year lows. Even several government "recovery plans" and historically low interest rates did not spur growth. The only apparent factor supporting the yen was occasional intervention by the Bank of Japan.

The German mark fared somewhat better, as Germany's economy expanded at an annualized rate of 2.0% during the six months ended March 31, 1998. Although unemployment remained at a historically high level above 11%, many observers believed that the Bundesbank might raise interest rates slightly before the end of 1998. Consequently, the mark fell from 1.7265 marks per U.S. dollar on October 31, 1997 to 1.7947 on April 30, 1998.

Looking forward, the U.S. economic outlook remains generally supportive for the dollar, particularly against the yen. However, due to devaluations of many Asian currencies, the trade deficit could expand significantly later this year, causing the market to question the sustainability of the dollar's rise. And an increase in European economic growth, combined with a possible slowing of U.S. economic growth later in the year, might eventually reduce the dollar's strength.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal value, beginning on page 32 of this report.

FRANKLIN TEMPLETON
GERMAN GOVERNMENT BOND FUND

Your  Fund's  Objective:   Franklin  Templeton  German  Government  Bond  Fund's
objective is to seek, over the long-term, total return through investment in a managed portfolio of German government bonds.

Economic conditions in Germany improved during the six months under review, and appeared particularly healthy as the reporting period ended. Gross domestic product increased by an annualized 2.0% between September 30, 1997 and March 31, 1998, and, for the first time in many years, employment increased in the domestic sector as well as in the export sector. In addition, inflation remained modest, partly because the Asian currency crisis helped keep commodity prices relatively low and partly due to the stabilization of the German mark versus the U.S. dollar. This environment proved ideal for fixed income investors. During much of the period, yields on 10-year German government bonds were below 5.0%, and ended at 4.98%, down 0.60% from the level at the beginning of the period.* The German mark also benefited from these conditions, and ended the period at
1.7947 marks per U.S. dollar after staging a modest rally in April.

*Source: Bloomberg.

Within this environment, Franklin Templeton German Government Bond Fund - Class I posted a -0.78% six-month cumulative total return, as discussed in the Performance Summary on page 8. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As the Performance Summary shows, the fund has delivered a cumulative total return of +27.49% for the period from its inception on December 31, 1992 through April 30, 1998.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Attempting to earn the highest possible return for shareholders, we made two strategic decisions during the reporting period. First, we tried to invest the maximum possible amount of assets in mark-denominated bonds issued by non-German issuers, because the yields on these easily tradeable bonds exceeded those of German government bonds. These "euromark" bonds also offered excellent defensive characteristics, which may prove valuable if increasing business activity generates pressure for higher interest rates. Second, we emphasized intermediate and longer-term issues, which helped the fund benefit from a bond rally.

Looking forward, the growing strength of the German economy could generate concern that the Bundesbank might raise interest rates to help reduce inflation pressures. However, we believe that German inflation levels are unlikely to move significantly higher over the next year, and that interest rates could remain stable, or even move slightly lower.

Shareholders should remember that investing in a portfolio of a single country's government obligations involves special risks, such as increased susceptibility to currency fluctuations, market volatility, and adverse economic, social and political developments, as discussed in the fund's prospectus. A non-diversified foreign fund may not be appropriate for all investors, and should not be considered a complete investment program.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY

Class I

Franklin Templeton German Government Bond Fund - Class I produced a -0.78% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. However, we have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price, as measured by net asset value, decreased 33 cents, from $11.51 on October 31, 1997, to $11.18 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 23.8 cents ($0.238) in dividend income. Based on the maximum offering price of $11.53 on April 30, 1998, and an annualization of April's monthly dividend of 3.9 cents ($0.039) per share, the fund's distribution rate was 4.06%. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

During the six months ended April 30, 1998, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.

Franklin Templeton German
Government Bond Fund - Class I
Periods ended 4/30/98
                                                            Since
                                                          Inception
                                1-Year   3-Year  5-Year   (12/31/92)

Cumulative Total Return1         0.82%   -5.73%  20.11%     27.49%

Average Annual Total Return2    -2.21%   -2.94%   3.11%      4.06%

Value of $10,000 Investment3    $9,779   $9,143  $11,654    $12,363


Distribution Rate4         4.06%

30-Day Standardized Yield5 3.08%


                          4/30/94 4/30/95 4/30/96 4/30/97 4/30/98

One-Year Total Return6     0.64%  26.60%  -0.87%  -5.47%   0.82%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 3.0% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on the maximum offering price of $11.53 per share on April 30, 1998, and an annualization of the most recent monthly dividend of
3.9 cents ($0.039) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.

6. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. If the fund's manager had not taken this action, total returns for Class I shares would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climate of countries where investments are made. You may have a gain or loss when you sell your shares.

Advisor Class

Franklin Templeton German Government Bond Fund - Advisor Class produced a -0.68% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

The fund's share price, as measured by net asset value, decreased 33 cents, from $11.52 on October 31, 1997, to $11.19 on April 30, 1998. During the reporting period, Advisor Class shareholders received per-share distributions of 24.89 cents ($0.2489) in dividend income. Based on the maximum offering price of $11.19 on April 30, 1998, and an annualization of April's monthly dividend of
4.08 cents ($0.0408) per share, the fund's distribution rate was 4.38%. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

During the six months ended April 30, 1998, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares. Franklin Templeton German Government Bond Fund - Advisor Class Periods ended 4/30/98

                                                           Since
                                                         Inception

                               1-Year*  3-Year*  5-Year* (12/31/92)*

Cumulative Total Return1        0.93%   -5.33%   20.62%    28.03%

Average Annual Total Return    10.93%   -1.81%    3.82%     4.75%

Value of $10,000 Investment2  $10,093   $9,467   $12,062   $12,803


Distribution Rate3          4.38%

30-Day Standardized Yield  43.37%


                          4/30/94 4/30/95  4/30/96 4/30/97 4/30/98

One-Year Total Return5     0.64%  26.60%   -0.87%  -5.68%   0.93%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -8.07%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. Distribution rate is based on the maximum offering price of $11.19 per share on April 30, 1998, and an annualization of the most recent monthly dividend of
4.08 cents ($0.0408) per share.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.

5. One-year total return represents the change in value of an investment over the periods ended on the dates indicated.

All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. If the fund's manager had not taken this action, total returns for Advisor Class shares would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climate of countries where investments are made. You may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal value, beginning on page 34 of this report.

FRANKLIN TEMPLETON
GLOBAL CURRENCY FUND

Your Fund's Objective: Franklin Templeton Global Currency Fund seeks to maximize the investor's total return through a combination of interest income and changes in the fund's net asset value due to changes in currency exchange rates. The fund seeks to achieve its objective by investing in interest-earning money market instruments denominated in three or more Major Currencies, as defined in the fund's prospectus.

During the six months under review, the U.S. dollar appreciated against most major currencies. It reached its highest level in more than six years against the Japanese yen, as Japan's extremely weak economy undermined investor faith in yen-denominated securities. On April 30, 1998, the U.S. dollar was worth 132.86 yen, a 10% increase in value from the beginning of the period. Because the German economy continued its recovery, the U.S. dollar's increase in value over the German mark was smaller than that of the yen. At the period's end, one U.S. dollar bought 1.7947 German marks, only 4% more than six months earlier.*

*Source: Bloomberg. Changes measured in U.S. dollars.

Within this environment, the fund posted a -0.78% six-month cumulative total return, as discussed in the Performance Summary on page 15. Since Franklin Templeton Global Currency Fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is derived from interest paid by portfolio securities, and from changes in the U.S. dollar's value relative to the currencies of countries where it is invested. This tends to put your fund at a disadvantage during periods of U.S. dollar strength, because our internal benchmark portfolio is only one-third weighted in the U.S. money markets, with one-third each in those of Japan and Germany. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As the Performance Summary also shows, the fund has delivered a +111.29% cumulative total return for the period from inception on June 27, 1986 through April 30, 1998.

Attempting to take advantage of fluctuating exchange rates, we increased our U.S. dollar exposure to 58.7% of the fund's total net assets and eliminated our yen positions completely because of extreme pessimism surrounding the Japanese economy. We also eliminated our small positions in Norwegian krone, Swedish krona and British pounds. However, our mark-denominated holdings increased, from 13.3% to 19.7% of total net assets, and we held smaller amounts of Canadian, Australian and New Zealand dollars.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

In our opinion, the outlook remains positive for the U.S. dollar, particularly against the yen. However, we believe the U.S. trade deficit could expand significantly later this year, in response to devaluations of many Asian currencies, and the market may then question the sustainability of the dollar's rise. Increased European economic growth, combined with a possible slowing of U.S. growth later in the year, could also cause the dollar's strength to peak. Until this happens, we are likely to continue to hedge our positions in most foreign currencies back into the U.S. dollar.

Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because a significant amount of the fund's assets are denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Please note that although the fund's Statement of Investments on page 34 of this report indicates that the fund held 61.5% of its portfolio investments in U.S. dollar-denominated assets as of April 30, 1998, its net exposure to the U.S. dollar as of that date was only 58.7%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 47) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY

Franklin Templeton Global Currency Fund produced a -0.78% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price, as measured by net asset value, decreased 33 cents, from $12.10 on October 31, 1997, to $11.77 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 23.4 cents ($0.2340) in dividend income. Based on the maximum offering price of $12.13 on April 30, 1998, and an annualization of April's monthly dividend of 3.9 cents ($0.039) per share, the fund's distribution rate was 3.86%. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

During the six months ended April 30, 1998, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares. Franklin Templeton Global Currency Fund Periods ended 4/30/98

                                                            Since
                                                          Inception

                              1-Year   5-Year   10-Year   (6/27/86)

Cumulative Total Return1       1.16%   13.08%   65.02%     111.29%

Average Annual Total Return2  -1.84%    1.87%   4.81%      6.25%

Value of $10,000 Investment3  $9,816   $10,971  $16,003    $20,500


Distribution Rate4           3.86%

30-Day Standardized Yield5   4.14%


                          4/30/94 4/30/95  4/30/96 4/30/97 4/30/98

One-Year Total Return6     3.41%  12.30%   -2.33%  -1.44%   1.16%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 3.0% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on the maximum offering price of $12.13 per share on April 30, 1998, and an annualization of the most recent monthly dividend of
3.9 cents ($0.039) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.

6. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. If the fund's manager had not taken this action, total returns for the fund would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climate of countries where investments are made. You may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal value, beginning on page 37 of this report.

FRANKLIN TEMPLETON
HARD CURRENCY FUND

Your Fund's Objective: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies (as defined in the Fund's prospectus) which historically have experienced low rates of inflation and which, in the view of the Investment Managers, follow economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long-term.

Since Franklin Templeton Hard Currency Fund holds primarily short-term securities whose prices have been relatively stable in local currency terms, most of its total return is derived from interest paid by portfolio securities, and from changes in the U.S. dollar's value relative to the currencies of countries where it is invested. This can put your fund at a disadvantage during periods of dollar strength, because our internal benchmark portfolio is weighted one-third each in the money markets of Japan, Germany, and Switzerland.

During the six months under review, the U.S. dollar appreciated against most major currencies. It reached its highest level in more than six years against the Japanese yen, as Japan's extremely weak economy undermined investor faith in yen-denominated securities. On April 30, 1998, the U.S. dollar was worth 132.86 yen, a 10% increase in value from the beginning of the period. Because many European economies appeared almost as strong as the U.S. economy, the U.S. dollar increased less versus the Swiss franc and German mark. At the period's end, one U.S. dollar bought 1.5013 Swiss francs, 7% more than six months earlier, and 1.7947 German marks, up just 4% from the beginning of the period.* Within this environment, Franklin Templeton Hard Currency Fund - Class I posted a -5.56% six-month cumulative total return, as discussed in the Performance Summary on page 20. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As the Performance Summary also shows, the fund has delivered a +51.63% cumulative total return for the period from its inception on November 17, 1989 to April 30, 1998.

*Source: Bloomberg. Changes measured in U.S. dollars.


GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT


During times of U.S. dollar strength, we try to overweight our position toward currencies we feel should perform best in such an environment. With this goal in mind, we increased the percentage of the fund's total net assets denominated in Swiss francs and German marks, and decreased total net assets denominated in Japanese yen and New Zealand dollars. On April 30, 1998, German marks represented 32.5% of the fund's total net assets; Swiss francs, 32.1%; Japanese yen 29.8%; and New Zealand dollars, 4.6%.

In our opinion, Europe's economic outlook remains more favorable than Japan's. Unless this situation shows signs of change, we expect to keep the portfolio more heavily weighted in marks and francs than in yen, although we may adjust the actual percentages in an effort to take advantage of any temporary opportunities that may occur.

As always, we will continue to monitor economic events, and try to position the portfolio to take advantage of the many opportunities in the world's currency markets. Of course, there are special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Please note that although the fund's Statement of Investments on page 37 of this report indicates that the fund held 57.2% of its portfolio investments in U.S. dollar-denominated assets as of April 30, 1998, its net exposure to the U.S. dollar on that date was only 1.0%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 47) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market for a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY

Class I

Franklin Templeton Hard Currency Fund - Class I produced a -5.56% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price, as measured by net asset value, decreased 73 cents, from $10.28 on October 31, 1997, to $9.55 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 16.1 cents ($0.161) in dividend income. Based on the maximum offering price of $9.85 on April 30, 1998, and an annualization of April's monthly dividend of 2.6 cents ($0.026) per share, the fund's distribution rate was 3.17%. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

During the six months  ended  April 30,  1998 the fund  recognized  net  foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares. Franklin Templeton Hard Currency Fund - Class I Periods ended 4/30/98

                                      Since
                                    Inception
                                     1-Year  5-Year   (11/17/89)
Cumulative Total Return1             -2.91%  -1.10%     51.63%

Average Annual Total Return2         -5.78%  -0.84%      4.67%

Value of $10,000 Investment3         $9,422  $9,593     $14,704

Distribution Rate4              3.17%

30-Day Standardized Yield5      3.42%

                          4/30/94 4/30/95  4/30/96 4/30/97 4/30/98

One-Year Total Return6     3.62%  21.43%   -8.92%  -11.21% -2.91%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 3.0% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on the maximum offering price of $9.85 per share on April 30, 1998, and an annualization of the most recent monthly dividend of
2.6 cents ($0.026) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.

6. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. If the fund's manager had not taken this action, total returns for Class I shares would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climate of countries where investments are made. You may have a gain or loss when you sell your shares.

Advisor Class

Franklin Templeton Hard Currency Fund - Advisor Class produced a -5.35% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any.

The fund's share price, as measured by net asset value, decreased 72 cents, from $10.28 on October 31, 1997, to $9.56 on April 30, 1998. During the reporting period, Advisor Class shareholders received per-share distributions of 17.28 cents ($0.1728) in dividend income. Based on the fund's maximum offering price of $9.56 on April 30, 1998, and an annualization of April's monthly dividend of
2.77 cents ($0.0277) per share, the fund's distribution rate was 3.48%. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

During the six months ended April 30, 1998, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares.

Franklin Templeton Hard Currency Fund - Advisor Class
Periods ended 4/30/98

                                                       Since
                                                     Inception

                                    1-Year*  5-Year* (11/17/89)*

Cumulative Total Return1            -2.60%   -0.81%    52.23%

Average Annual Total Return1        -2.60%   -0.16%     5.10%

Value of $10,000 Investment2        $9,740   $9,919    $15,223


Distribution Rate3             3.48%

30-Day Standardized Yield      43.75%


                          4/30/94 4/30/95  4/30/96  4/30/97 4/30/98

One-Year Total Return5     3.62%  21.43%    -8.92%   8.49%  -2.60%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was -10.87%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.

3. Distribution rate is based on the maximum offering price of $9.56 per share on April 30, 1998, and an annualization of the most recent monthly dividend of
2.77 cents ($0.0277) per share.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.

5. One-year total return represents the change in value of an investment over the periods ended on the specified dates.

All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. If the fund's manager had not taken this action, total returns for Advisor Class shares would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climate of countries where investments are made. You may have a gain or loss when you sell your shares.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal value, beginning on page 39 of this report.

FRANKLIN TEMPLETON
HIGH INCOME CURRENCY FUND

Your Fund's Objective: Franklin Templeton High Income Currency Fund seeks to achieve high current income at a level significantly above that available on U.S. dollar money market funds. Subject to this investment objective, a secondary consideration of the fund is preservation of capital. The fund seeks to achieve its objective by investing in interest-bearing money market instruments denominated in Major and Non-Major Currencies, as defined in the fund's prospectus.

Since Franklin Templeton High Income Currency Fund holds primarily short-term securities whose prices are not highly variable, its total return is based on changes in the U.S. dollar's value versus the currencies of countries where it is invested, in addition to interest paid by portfolio securities. This can put your fund at a disadvantage during periods of U.S. dollar strength, because our internal benchmark portfolio consists of equal investments in the local currency markets of Australia, Canada, Germany, Spain, France, the United Kingdom, Italy, New Zealand, Sweden, and the U.S.

During the six months under review, the U.S. dollar appreciated against most major currencies. It rose 12% and 8% against the currencies of New Zealand and Australia, respectively, the countries in our investment universe most negatively impacted by the Asian currency crisis. It also rose versus the European and Canadian currencies, even though these economies performed nearly as well as the U.S. economy. Compared with the German mark, the U.S. dollar increased 4%; 2% over the Canadian dollar; 3% over the Swedish krona; 4% over the Spanish peseta; and 5% over the Italian lira.* Within this environment, the fund posted a -0.56% six-month cumulative total return, as discussed in the Performance Summary on page 28. However, we always maintain a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As the Performance Summary also shows, the fund has delivered a +64.83% cumulative total return for the period from its inception on November 17, 1989 through April 30, 1998.

*Source: Bloomberg. Changes measured in U.S. dollars.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Attempting to take advantage of the strengthening U.S. dollar, we increased the fund's position in that currency, from 23.1% of total net assets on October 31, 1997, to 27.9% on April 30, 1998. We also significantly increased our position in the German mark, from 2.6% to 18.4% of total net assets, and added slightly to our Canadian dollar, British pound and Italian lira exposures. However, we eliminated our exposure to the currencies of Sweden, Spain and Norway, which had benefited from government policies necessary to secure admission to the new European Monetary Union. Now that the process is virtually complete, we believe this advantage has disappeared.

In our opinion, the outlook remains positive for the U.S. dollar. However, we believe the U.S. trade deficit could expand significantly later this year, in response to devaluations of many Asian currencies, and the market may then question the sustainability of the dollar's rise. Increased European economic growth, combined with a possible slowing of U.S. growth later in the year, could also cause the dollar's strength to peak. Until this happens, we are likely to continue holding a relatively large position in the U.S. dollar.

As always, we will continue to monitor economic situations, attempting to earn the best possible return for the fund. There are, of course, special risk considerations associated with global investing related to market, currency, economic, social, political, and other factors, as discussed in the prospectus. Developing markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. Because the fund's assets are largely denominated in foreign currencies, there is potential for significant gain or loss from currency exchange rate fluctuations. A non-diversified foreign fund may not be appropriate for all investors and should not be considered a complete investment program.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Please note that although the fund's Statement of Investments on page 39 of this report indicates that the fund held 46.3% of its portfolio investments in U.S. dollar-denominated assets as of April 30, 1998, its net exposure to the U.S. dollar as of that date was only 27.9%. The difference is explained by the fund's holdings of forward currency exchange contracts (see Note 2 in the Notes to Financial Statements on page 47) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

PERFORMANCE SUMMARY

Franklin Templeton High Income Currency Fund produced a -0.56% cumulative total return for the six-month period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner.

The fund's share price, as measured by net asset value, decreased 27 cents, from $10.57 on October 31, 1997, to $10.30 on April 30, 1998. During the reporting period, shareholders received per-share distributions of 20.9 cents ($0.209) in dividend income. Based on the maximum offering price of $10.62 on April 30, 1998, and an annualization of April's monthly dividend of 3.7 cents ($0.037) per share, the fund's distribution rate was 4.18%. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

During the six months ended April 30, 1998, the fund recognized net foreign currency losses due to fluctuations in the value of its foreign currency-denominated securities and foreign currency holdings. Under the Internal Revenue Code, these losses reduce the fund's investment income available for distribution to shareholders, which causes all or a portion of the total distributions to be characterized as a return of capital at the fund's year end. In general, return-of-capital distributions are not taxable. Instead, they reduce the cost basis of your fund shares, and affect the computation of a capital gain or loss when you sell your shares. Franklin Templeton High Income Currency Fund Periods ended 4/30/98

                                                        Since
                                                      Inception

                                     1-Year  5-Year   (11/17/89)

Cumulative Total Return1              0.70%  18.17%     64.83%

Average Annual Total Return2         -2.33%   2.76%      5.71%

Value of $10,000 Investment3         $9,767  $11,458    $15,984

Distribution Rate4              4.18%

30-Day Standardized Yield5      4.11%


                          4/30/94 4/30/95  4/30/96 4/30/97 4/30/98

One-Year Total Return6    -2.03%  12.18%    3.62%   3.06%   0.70%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 3.0% initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.

4. Distribution rate is based on the maximum offering price of $10.62 per share on April 30, 1998, and an annualization of the most recent monthly dividend of
3.7 cents  ($0.037) per share.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1998.

6. One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Past expense waivers by the fund's Investment Manager increased the fund's total returns. If the fund's manager had not taken this action, total returns would have been lower. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights

Franklin Templeton German Government Bond Fund

                                        Six Months
                                           Ended
                                      April 30, 1998    Year Ended October 31,    Year Ended April 30,
                                                      -----------------------------------------------------
                                        (unaudited)   1997     1996     1995     1994       1994     1993a
                                           ----------------------------------------------------------------
Per Share Operating  Performance - Class I
(For a share  outstanding  throughout
 the period)
Net asset value, beginning of period        $11.51    $13.16   $14.31   $13.26     $12.29   $13.08   $12.50
                                           ----------------------------------------------------------------
Income from investment operations:
 Net investment income .............         .25         .53      .66     1.53      .41        .78      .27
 Net realized and unrealized gains(losses)  (.34)      (1.60)    (.69)     .71      .92       (.72)     .56
                                           ----------------------------------------------------------------
Total from investment operations ...        (.09)      (1.07)    (.03)    2.24     1.33        .06      .83
                                           ----------------------------------------------------------------
Less distributions from:
 Net investment income .............        (.24)         --    (1.00)   (1.19)    (.36)      (.39)    (.25)
 Net realized gains ................          --          --     (.06)      --       --       (.06)      --
 Tax return of capital .............          --        (.58)    (.06)      --       --       (.40)      --
                                           ----------------------------------------------------------------
Total distributions ................        (.24)       (.58)   (1.12)   (1.19)    (.36)      (.85)    (.25)
                                           ----------------------------------------------------------------
Net asset value, end of period .....      $11.18      $11.51   $13.16   $14.31   $13.26      $12.29  $13.08
                                           ================================================================
Total return* ......................      (0.78)%     (8.17)%  (0.14)%   18.28%   10.92%      0.64%    6.15%

Ratios/Supplemental Data
Net assets, end of period (000's) ..      $10,974    $12,754   $17,552  $24,113  $13,236    $13,341  $10,738
Ratios to average net assets:
 Expenses ..........................      1.58%**     1.42%     1.10%    1.25%    1.04%**    1.00%    .87%**
 Expenses, excluding waiver and payments
 by affiliate ......................      1.58%**     1.42%    1.10%    1.29%    1.77%**    1.83%    1.73%**
 Net investment income .............      4.46%**     4.51%    5.25%    5.17%    6.37%**    4.74%    6.06%**
Portfolio turnover rate ............      4.97%      41.63%   57.59%   67.77%    152.04%    185.66%   96.23%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
aFor the period December 31, 1992 (commencement of operations) to April 30, 1993. Six months ended October 31, 1994. Prior to this period, the Fund's fiscal year end was April 30.

                                                                             Six Months Ended
                                                                               April 30, 1998   Year Ended
                                                                                 (unaudited) October 31, 1997a
Per  Share  Operating  Performance  -  Advisor  Class  (For a share  outstanding throughout the period)
Net asset value, beginning of period .....................................          $11.52           $12.98
                                                                                  ---------------------------
Income from investment operations:
 Net investment income ...................................................             .10              .43
 Net realized and unrealized losses ......................................            (.18)           (1.40)
                                                                                  ---------------------------
Total from investment operations .........................................            (.08)            (.97)
                                                                                  ---------------------------
Less distributions from:
 Net investment income ...................................................            (.25)              --
 Tax return of capital ...................................................              --             (.49)
                                                                                  ---------------------------
Total distributions ......................................................            (.25)            (.49)
                                                                                  ---------------------------
Net asset value, end of period ...........................................          $11.19           $11.52
                                                                                  ===========================
Total return* ............................................................           (0.68)%         (7.44)%

Ratios/Supplemental Data
Net assets, end of period (000's) ........................................            $72              $28
Ratios to average net assets:
 Expenses ................................................................            1.38%**          1.27%**
 Net investment income ...................................................            4.87%**          4.49%**
Portfolio turnover rate ..................................................            4.97%           41.63%

*Total return is not annualized.
**Annualized.
 For the period January 2, 1997 (effective date) through October 31, 1997. aBased on average weighted shares outstanding.

FRANKLIN TEMPLETON GLOBAL TRUST
Statement of Investments, April 30, 1998 (unaudited)


                                                                                                 PRINCIPAL
Franklin Templeton German Government Bond Fund                                        AMOUNT*      VALUE
Long Term Investments 87.0%

Eurobonds 28.2%
Europe Economic Community, 6.50%, 3/10/00 ......................................   900,000 DEM   $ 520,841
European Investment Bank, 7.75%, 1/26/05 .......................................   500,000 DEM     321,399
Government of Austria, 7.25%, 5/03/07 ..........................................   850,000 DEM     541,404
Interamerican Development Bank, 6.75%, 4/29/03 .................................   925,000 DEM     557,216
International Bank Recon/Dev, 6.125%, 9/27/02 ..................................   600,000 DEM     352,243
Japan Finance Corp. Muni Enterprises, 7.75%, 10/28/04 ..........................   800,000 DEM     508,888
Osterreich Kontrollbank, 7.00%, 8/08/05 ........................................   500,000 DEM     310,114
                                                                                                 ---------
Total Eurobonds (cost $3,444,032)                                                                3,112,105
                                                                                                 ---------
German Bonds 58.8%
Allgemeine Hypotheken Bank AG, 6.00%, 9/16/02 ..................................   540,000 DEM     315,544
Bayerische Hypotheken-Und Wechselbank AG, 6.00%, 9/13/20 .......................   530,000 DEM     305,211
Bundesland Baden-Wuerttemberg, 7.50%, 10/22/04 .................................   750,000 DEM     474,784
Deutsche Hypothekenbank Franfurt AG, 6.00%, 3/22/02 ............................   900,000 DEM     524,603
Federal Republic of Germany, 6.375%, 7/01/99 ...................................   805,000 DEM     460,391
Gemeinsame Bundeslaender, 6.00%, 1/29/07 ....................................... 1,570,000 DEM     925,639
KFW International Finance, 7.75%, 10/06/04 .....................................   650,000 DEM     415,464
Land Niedersachsen, 7.50%, 1/20/05 .............................................   150,000 DEM      95,408
Land Sachsen Anhalt:
7.25%, 4/20/05 .................................................................   550,000 DEM     345,263
7.50%, 10/28/04 ................................................................   800,000 DEM     505,991
LKB Baden-Wuerttemburg Finance NV, 6.50%, 9/15/08 ..............................   800,000 DEM     487,044
Rheinhyp Rheinische Hypothekenbank AG, 5.50%, 12/20/99 .........................   530,000 DEM     301,195
Sueddeutsche Bodencreditbank AG, 6.00%, 11/06/01 ...............................   900,000 DEM     522,296
Westfaelische Hypothekenbank AG, 5.50%, 9/13/99 ................................   530,000 DEM     300,368
Wurttembergische Hypothekenbank, 5.50%, 1/22/02 ................................   900,000 DEM     515,076
                                                                                                 ---------
Total German Bonds (cost $7,204,642) ...........................................                 6,494,277
                                                                                                 ---------
Total Long Term Investments (cost $10,648,674) .................................                 9,606,382
                                                                                                 ---------
Short Term Investments 11.2%
Deutsche Bank AG, 5.47%, 5/01/98 ...............................................   497,000         497,000
German Treasury Bill, 3.71%, 10/16/98 .......................................... 1,000,000         547,365
U S Treasury Bill, 5.035%, 8/20/98 .............................................   200,000         196,966
                                                                                                 ---------
Total Short Term Investments (cost $1,239,368) .................................                 1,241,331
                                                                                                ----------
Total Investments 98.2% (cost $11,888,042) .....................................                10,847,713
Net Equity in Forward Contracts ................................................                     (599)
Other Assets, less liabilities 1.8% ............................................                   198,835
                                                                                                ----------
Total Net Assets 100.0% ........................................................               $11,045,94
                                                                                                ==========

Currency Abbreviation:
DEM - German Deutschemark

*Securities traded in U.S. Dollars unless otherwise indicated.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights

Franklin Templeton Global Currency Fund
                                      Six Months
                                         Ended
                                    April 30, 1998       Year Ended October 31,        Year Ended April 30,
                                      (unaudited)    1997     1996     1995     1994       1994     1993
Per Share Operating Performance
(For a share outstanding throughout the period)

Net asset value, beginning of period        $12.10     $12.80   $13.67   $14.14   $13.85    $13.96   $14.01
                                           -----------------------------------------------------------------
Income from investment operations:
 Net investment income .............         .25         .49      .69     1.29      .25        .57      .67
 Net realized and unrealized gains          (.35)       (.68)    (.54)    (.49)       .32     (.11)    1.01
  (losses)
                                           -----------------------------------------------------------------
Total from investment operations ...        (.10)       (.19)     .15      .80      .57        .46     1.68
                                           -----------------------------------------------------------------
Less distributions from:
 Net investment income .............        (.23)         --     (.71)   (1.27)    (.28)      (.57)    (.69)
 Net realized gains ................          --          --       --       --       --         --    (1.04)
 Tax return of capital .............          --        (.51)    (.31)      --       --         --       --
                                           -----------------------------------------------------------------
Total distributions ................        (.23)       (.51)   (1.02)   (1.27)    (.28)      (.57)   (1.73)
                                           -----------------------------------------------------------------
Net asset value, end of period .....      $11.77      $12.10   $12.80   $13.67   $14.14     $13.85   $13.96
                                           =================================================================
Total return* ......................       (0.78)%     (1.46)%   1.27%    6.05%    4.14%      3.41%   13.28%

Ratios/Supplemental Data
Net assets, end of period (000's) ..      $35,631     $41,795  $50,773  $59,942  $56,098    $51,539  $62,335
Ratios to average net assets:
 Expenses ..........................        1.17%**     1.10%     .99%     .99%    1.04%**    1.41%    1.67%
 Expenses, excluding waiver and payments
 by affiliate ......................        1.17%**     1.10%     .99%     .99%    1.12%**    1.61%    1.67%
 Net investment income .............        4.18%**     4.01%    4.30%    5.29%    3.55%**    2.78%    4.64%
Portfolio turnover rate ............       37.43%        .00%     .00%   46.05%   25.62%     37.16%   10.39%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
 Six months ended October 31, 1994. Prior to this period, the Fund's fiscal year end was April 30.


FRANKLIN TEMPLETON GLOBAL TRUST
Statement of Investments, April 30, 1998 (unaudited)



                                                                                    PRINCIPAL
 Franklin Templeton Global Currency Fund                                             AMOUNT*       VALUE
 Long Term Investments 9.6%
Government of Belgium, FRN, 3.37109%, 3/24/00 .................................. 2,000,000 DEM $ 1,113,736
Government of Spain, FRN, 3.09375%, 6/29/02 .................................... 4,150,000 DEM   2,316,669
                                                                                                 ---------
Total Long Term Investments (cost $4,010,413) ..................................                 3,430,405
                                                                                                 ---------
Short Term Investments 82.5%
Commercial Paper 5.3% (cost $1,880,813)
JP Morgan & Co. Inc., 5.39%, 6/19/98 ........................................... 1,895,000       1,880,452
                                                                                                 ---------
Corporate Bonds 2.7% (cost $934,865)
General Electric Capital Corp., 4.75%,11/3/98 .................................. 1,700,000 DEM     953,260
                                                                                                 ---------
Government Securities 26.2%
Australia Treasury Bill, 10.24%, 6/11/98 ....................................... 3,020,000 AUD   1,957,898
Canada Treasury Bill, 12.22%, 7/09/98 .......................................... 2,760,000 CAD   1,912,183
Canada Treasury Bill, 11.15%, 7/23/98 .......................................... 2,760,000 CAD   1,908,700
German Treasury Bill, 3.71%, 10/16/98 .......................................... 3,000,000 DEM   1,642,096
New Zealand Treasury Bill, 18.01%, 6/10/98 ..................................... 3,470,000 NZD   1,909,632
                                                                                                 ---------
Total Government Securities (cost $9,474,388) ..................................                 9,330,509
                                                                                                 ---------
U.S. Government Agencies 48.3%
Fannie Mae, 5.47% to 6.26%, with maturities to 3/11/99 ......................... 6,400,000       6,398,442
Federal Farm Credit Banks, 5.81%, 12/04/98 ..................................... 2,025,000       2,025,158
Federal Home Loan Bank, 5.579%, 1/27/99 ........................................ 1,800,000       1,799,802
Federal Home Loan Mortgage Corp., 5.40% to 5.42% with maturities to 7/16/98 .... 7,060,000       6,996,499
                                                                                                 ---------
Total U.S. Government Agencies (cost $17,218,374) ..............................                17,219,901
                                                                                                ----------
Total Short Term Investments (cost $29,508,440) ................................                29,384,122
                                                                                                ----------
Total Investments before Repurchase Agreements (Cost $33,518,853) ..............                32,814,527
                                                                                                ----------
aRepurchase Agreements 7.5%
Bankers Trust, 5.50%, 5/01/98 (Maturity Value $1,340,205)
 Collateralized by U.S. Treasury Note .......................................... 1,340,000       1,340,000
Dresdner Bank, 5.50%, 5/01/98 (Maturity Value $1,330,203)
 Collateralized by U.S. Treasury Note .......................................... 1,330,000       1,330,000
                                                                                                ----------
Total Repurchase Agreements (cost $2,670,000) ..................................                 2,670,000
                                                                                                ----------
Total Investments 99.6% (cost $36,188,853) .....................................                35,484,527
Net Equity in Forward Contracts .1% ............................................                    38,817
Other Assets, less liabilities .3% .............................................                   107,961
                                                                                                ----------
Total Net Assets: 100.0% .......................................................               $35,631,305
                                                                                                ==========

Currency Abbreviations:
AUD  - Australian Dollar
CAD  - Canadian Dollar
DEM  - German Deutschemark
NZD  - New Zealand Dollar

*Securities traded in U.S. dollars unless otherwise indicated.
aAt April 30, 1998, all repurchase agreements held by the fund had been entered into on that date.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights

Franklin Templeton Hard Currency Fund
                                        Six Months
                                          Ended
                                      April 30, 1998       Year Ended October 31,        Year Ended April 30,
                                                    --------------------------------------------------------
                                        (unaudited)    1997     1996     1995     1994       1994     1993
                                        --------------------------------------------------------------------
Per Share Operating  Performance -
Class I
(For a share  outstanding  throughout
 the period)
Net asset value, beginning of period       $10.28     $11.64   $13.09   $13.95   $12.95     $13.00   $13.12
                                        --------------------------------------------------------------------
Income from investment operations:
 Net investment income .............         .16         .37      .57     1.84      .26        .50      .71
 Net realized and unrealized gains(losses)  (.73)      (1.33)   (1.34)   (1.02)     .99       (.05)    1.20
                                        --------------------------------------------------------------------
Total from investment operations ...        (.57)       (.96)    (.77)     .82     1.25        .45     1.91
                                        --------------------------------------------------------------------
Less distributions from:
 Net investment income .............        (.16)         --     (.06)   (1.68)    (.25)      (.13)    (.69)
 Net realized gains ................          --          --       --       --       --         --    (1.34)
 Tax return of capital .............          --        (.40)    (.62)      --       --       (.37)      --
                                        --------------------------------------------------------------------
Total distributions ................        (.16)       (.40)    (.68)   (1.68)    (.25)      (.50)   (2.03)
                                        --------------------------------------------------------------------
Net asset value, end of period .....      $ 9.55      $10.28   $11.64   $13.09   $13.95     $12.95   $13.00
                                        ====================================================================
Total return* ......................       (5.56)%     (8.28)%  (5.99)%   6.68%    9.74%      3.62%   17.11%

Ratios/Supplemental Data
Net assets, end of period (000's) ..      $68,257     $91,976 $124,666 $132,089  $61,228    $35,739  $49,569
Ratios to average net assets:
 Expenses ..........................        1.23%**     1.13%    1.10%    1.15%    1.05%**    1.47%    1.75%
 Expenses, excluding waiver and payments
 by affiliate ......................        1.23%**     1.13%    1.10%    1.15%    1.28%**    1.71%    1.75%
 Net investment income .............        3.34%**     3.53%    4.50%    4.68%    3.80%**    3.83%    5.23%
Portfolio turnover rate ............       50.18%       2.68%     .00%   15.72%   28.18%       .00%    4.88%

*Total return does not reflect sales commissions and is not annualized. **Annualized.
 Six months ended October 31, 1994. Prior to this period, the Fund's fiscal year end was April 30.


                                                                              Six Months Ended
                                                                               April 30, 1998     Year Ended
                                                                                 (unaudited)   October 31, 1997
                                                                              ---------------------------------
Per  Share  Operating  Performance  -  Advisor  Class
(For a share  outstanding throughout the period)
Net asset value, beginning of period .....................................          $10.28           $11.28
                                                                              ---------------------------------
Income from investment operations:
 Net investment income ...................................................             .24              .34
 Net realized and unrealized losses ......................................            (.79)           (1.00)
                                                                              ---------------------------------
Total from investment operations .........................................            (.55)            (.66)
                                                                              ---------------------------------
Less distributions from:
 Net investment income ...................................................            (.17)
 Tax return of capital ...................................................              --             (.34)
                                                                              ---------------------------------
Total distributions ......................................................            (.17)            (.34)
                                                                              ---------------------------------
Net asset value, end of period ...........................................          $ 9.56           $10.28
                                                                              =================================
Total return* ............................................................           (5.35)%          (5.84)%

Ratios/Supplemental Data
Net assets, end of period (000's) ........................................             $49             $249
Ratios to average net assets:
 Expenses ................................................................             .99%**           .94%**
 Net investment income ...................................................            4.80%**          3.67%**
Portfolio turnover rate ..................................................           50.18%            2.68%

*Total return is not annualized.
**Annualized.
 For the period January 2, 1997 (effective date) through October 31, 1997.

FRANKLIN TEMPLETON GLOBAL TRUST
Statement of Investments, April 30, 1998 (unaudited)

                                                                                  PRINCIPAL
 Franklin Templeton Hard Currency Fund                                              AMOUNT*        VALUE
 Long Term Investments 8.1%
Corporate Bonds-Floating Rate Notes 2.7%
Commerzbank Overseas Finance, FRN, 1.28125%, 1/19/99 .................            250,000 CHF   $ 166,261
European Investment Bank, FRN, 3.35%, 10/23/98 .......................          1,650,000 DEM     918,097
Inter-American Development Bank, FRN, 0.7578%, 6/19/98 ...............        100,000,000 JPY     757,209
                                                                                               ----------
Total Corporate Bonds-Floating Rate Notes (cost $2,262,580) ..........                          1,841,567
                                                                                               ----------
Foreign Government Securities-Floating Rate Notes 3.9%
Government of Belgium, FRN, 3.46875%, 3/24/00 ........................          4,600,000 DEM   2,561,594
South Australia Finance Authority, FRN, 1.00%, 3/18/99 ...............            200,000 CHF     132,809
                                                                                               ----------
Total Foreign Government Securities-Floating Rate Notes ..............                          2,694,403
                                                                                               ----------
  (cost $3,177,071)
Government Securities 1.5% (cost $1,392,599)
Government of Italy, 0.71094%, 7/26/99 ...............................        135,000,000 JPY   1,025,456
                                                                                               ----------
Total Long Term Investments (cost $6,832,250) ........................                          5,561,426
                                                                                               ----------
Short Term Investments 89.4%
Commercial Paper 26.3%
ANZ Inc., 2.65%, 5/14/98 .............................................          7,000,000 CHF   4,664,428
Halifax Building Society Ltd., 2.68%, 5/14/98 ........................          7,000,000 CHF   4,656,902
JP Morgan & Co. Inc., 5.39%, 6/19/98 .................................          3,985,000       3,954,407
Swiss Bank Corp., 2.59%, 5/14/98 .....................................          7,000,000 CHF   4,664,428
                                                                                               ----------
Total Commercial Paper (cost $17,826,988) ............................                         17,940,165
                                                                                               ----------
Government Securities 14.2%
German Treasury Bill, 3.71%, 10/16/98 ................................         12,000,000 DEM   6,568,385
New Zealand Treasury Bill, 18.01%, 6/10/98 ...........................          5,720,000 NZD   3,147,866
                                                                                               ----------
Total Government Securities (cost $9,851,540) ........................                          9,716,251
                                                                                               ----------
U.S. Government Agencies 48.9%
Fannie Mae, 5.47 to 5.53%, with maturities to 3/11/99 ................         11,700,000      11,692,040
Federal Farm Credit Banks, 5.81%, 12/4/98 ............................          4,100,000       4,100,320
Federal Home Loan Bank, 5.579%, 1/27/99 ..............................          3,900,000       3,899,570
Federal Home Loan Mortgage Corp., 5.40% to 5.42%, with maturities to           13,830,000      13,705,406
 7/16/98                                                                                       ----------
Total U.S. Government Agencies (cost $33,394,198) ....................                         33,397,336
                                                                                               ----------
Total Short Term Investments (cost $61,072,726) ......................                         61,053,752
                                                                                               ----------
Total Investments before Repurchase Agreement (cost $67,904,976) .....                         66,615,178
                                                                                               ----------
aRepurchase Agreement 2.6%
Bankers TrustCorp., 5.50%, 5/01/98 (Maturity Value $1,791,274)
 (cost $1,791,000)
 Collateralized by U.S. Treasury Note ................................          1,791,000       1,791,000
                                                                                               ----------
Total Investments 100.1% (cost $69,695,976) ..........................                         68,406,178
Net Equity in Forward Contracts (.1%) ................................                           (119,206)
Other Assets, less liabilities .......................................                             19,145
                                                                                               ----------
Total Net Assets 100.0% ..............................................                        $68,306,117
                                                                                               ==========

Currency Abbreviations:
CHF - Swiss Franc DEM - German Deutschemark JPY - Japanese Yen NZD - New Zealand Dollar *Securities traded in U.S. dollars unless otherwise indicated. aAt April 30, 1998, all repurchase agreements held by the fund had been entered into on that date.



FRANKLIN TEMPLETON GLOBAL TRUST
Financial Highlights (continued)

Franklin Templeton High Income Currency Fund

                                         Six Months
                                           Ended
                                       April 30, 1998       Year Ended October 31,        Year Ended April 30,
                                                       -------------------------------------------------------
                                         (unaudited)    1997     1996     1995     1994       1994     1993
                                       -----------------------------------------------------------------------
Per Share Operating Performance
(For a share outstanding throughout the period)
Net asset value, beginning of period       $10.57      $11.02   $11.56   $11.59     $11.28   $12.13   $12.90
                                       -----------------------------------------------------------------------
Income from investment operations:
 Net investment income .............         .25         .43      .58     1.47      .31        .59      .90
 Net realized and unrealized gains          (.31)       (.44)      --     (.51)     .31       (.85)    (.40)
  (losses)                             -----------------------------------------------------------------------
Total from investment operations ...        (.06)       (.01)     .58      .96      .62       (.26)     .50
                                       -----------------------------------------------------------------------
Less distributions from:
 Net investment income .............        (.21)       (.02)   (1.08)    (.99)    (.31)        --     (.94)
 Net realized gains ................          --          --     (.01)      --       --         --     (.33)
 Tax return of capital .............          --        (.42)    (.03)      --       --       (.59)      --
                                       -----------------------------------------------------------------------
Total distributions ................        (.21)       (.44)   (1.12)    (.99)    (.31)      (.59)   (1.27)
                                       -----------------------------------------------------------------------
Net asset value, end of period .....      $10.30      $10.57   $11.02   $11.56   $11.59     $11.28   $12.13
                                       =======================================================================

Total return* ......................       (0.56)%     (0.08)%   5.56%    8.90%    5.60%     (2.03)%   4.49%

Ratios/Supplemental Data
Net assets, end of period (000's) ..       $7,400      $8,376  $10,113  $10,902  $16,878    $16,706  $32,341
Ratios to average net assets:
 Expenses ..........................        1.59%**     1.49%    1.25%    1.25%    1.04%**    1.59%    1.81%
 Expenses, excluding waiver and payments
 by affiliate ......................        1.59%**     1.49%    1.29%    1.45%    1.45%**    1.82%    1.81%
 Net investment income .............        4.73%**     4.11%    4.83%    5.56%    5.44%**    4.80%    6.86%
Portfolio turnover rate ............       35.69%      99.39%     .00%  115.05%  800.72%     --       --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
 Six months ended October 31, 1994. Prior to this period, the Fund's fiscal year end was April 30.

FRANKLIN TEMPLETON GLOBAL TRUST
Statement of Investments, April 30, 1998 (unaudited)

                                                                                                  PRINCIPAL
Franklin Templeton High Income Currency Fund                                         AMOUNT*        VALUE
Foreign Government Securities-Floating Rate Notes 10.4% (cost $716,135)


United Kingdom, FRN, 7.2875%, 3/11/99 ..................................            460,000 GBP  $ 770,038
                                                                                                 ---------
Short Term Investments 90.2%
Time Deposits 8.6% (cost $636,625)
Deutsche Bank AG, 5.47%, 5/01/98 .......................................            370,000        370,000
JP Morgan & Co Inc., 5.40%, 5/06/98 ....................................        472,559,736 ITL    266,689
                                                                                                 ---------
                                                                                                   636,689
                                                                                                 ---------
Commercial Paper 5.1% (cost $377,155)
JP Morgan & Co. Inc., 5.39%, 6/19/98 ...................................            380,000        377,083
                                                                                                 ---------
Government Securities 39.7%
Australia Treasury Bill, 10.24%, 6/11/98 ...............................            615,000 AUD    398,711
Canada Treasury Bill, 14.23%, 6/11/98 ..................................            895,000 CAD    622,397
Canada Treasury Bill, 12.22%, 7/09/98 ..................................            500,000 CAD    346,410
Canada Treasury Bill, 11.15%, 7/23/98 ..................................            540,000 CAD    373,441
Italy Treasury Bill, 4.93%, 7/15/98 ....................................      1,435,000,000 ITL    803,364
New Zealand Treasury Bill, 18.01%, 6/10/98 .............................            715,000 NZD    393,483
                                                                                                 ---------
Total Government Securities (cost $2,970,075) ..........................                         2,937,806
                                                                                                 ---------
U.S. Government Agencies 36.8%
Federal Farm Credit Banks, 5.81%, 12/04/98 .............................            375,000        375,029
Federal Home Loan Bank, 5.579%, 1/27/99 ................................            380,000        379,958
Federal Home Loan Mortgage Corp., 5.42%, 6/15/98 .......................            950,000        943,625
Fannie Mae, 5.47% to 5.53%, with maturities to 3/11/99 .................          1,025,000      1,024,300
                                                                                                 ---------
Total U.S. Government Agencies (cost $2,722,694) .......................                         2,722,912
                                                                                                 ---------
Total Short Term Investments (cost $6,706,549) .........................                         6,674,490
                                                                                                 ---------
Total Investment 100.6% (cost $7,422,684) ..............................                         7,444,528
Net Equity in Forward Contracts .4% ....................................                            26,032
Other Assets, less liabilities (1.0%) ..................................                           (70,700)
                                                                                                 ---------
Total Net Assets 100.0% ................................................                        $7,399,860
                                                                                                 =========

Currency Abbreviations:
AUD  - Australian Dollar
CAD  - Canadian Dollar
GBP  - British Pound
ITL  - Italian Lira
NZD  - New Zealand Dollar

*Securities traded in U.S. dollars unless otherwise indicated.

FRANKLIN TEMPLETON GLOBAL TRUST
Financial Statements

Statement of Assets and Liabilities
April 30, 1998 (unaudited)

                                                         Franklin
                                                         Templeton    Franklin     Franklin      Franklin
                                                          German      Templeton    Templeton     Templeton
                                                        Government     Global        Hard       High Income
                                                         Bond Fund Currency Fund Currency Fund Currency Fund
                                                       -----------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................     $11,888,042  $33,518,853  $67,904,976   $7,422,684
                                                       ====================================================
  Value ..........................................      10,847,713   32,814,527   66,615,178    7,444,528
 Repurchase agreement, at value and cost .........              --    2,670,000    1,791,000           --
 Cash ............................................          14,080       31,754      127,770          543
 Receivables:
  Investment securities sold .....................              --           --           --      801,230
  Beneficial shares sold .........................           4,155          996       50,700          478
  Dividends and interest .........................         259,071      181,396      254,508       29,890
 Unrealized gain on forward exchange contracts (Note 6)         --      144,974      558,273       26,979
 Other assets ....................................             230           --           --           --
                                                       ----------------------------------------------------
      Total assets ...............................      11,125,249   35,843,647   69,397,429    8,303,648
                                                       ----------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ................              --           --           --      803,667
  Beneficial shares redeemed .....................           1,120           --       66,983        8,030
  To affiliates ..................................          12,720       50,248      109,563        9,995
  To shareholders ................................          32,162       25,315      177,911       54,354
 Distributions to shareholders ...................             182           47        1,599          357
 Unrealized loss on forward exchange contracts (Note 6)        599      106,157      677,479          947
 Accrued expenses ................................          32,517       30,575       57,777       26,438
                                                       ----------------------------------------------------
      Total liabilities ..........................          79,300      212,342    1,091,312      903,788
                                                       ----------------------------------------------------
       Net assets, at value ......................     $11,045,949  $35,631,305  $68,306,117   $7,399,860
                                                       ====================================================




                                                        Franklin
                                                        Templeton     Franklin     Franklin       Franklin
                                                          German      Templeton    Templeton      Templeton
                                                        Government      Global       Hard         High Income
                                                         Bond Fund  Currency Fund Currency Fund  Currency Fund
                                                       -------------------------------------------------------
Net assets consist of:
 Undistributed net investment income (Distributions
  in excess of net investment income) ............         $ 5,265    $ 298,137   $ (819,162)      $ 49,630
 Net unrealized appreciation (depreciation) ......      (1,040,874)    (664,853)  (1,408,856)        47,878
 Accumulated net realized (loss) .................        (108,881)  (1,612,786)  (6,005,655)      (301,297)
 Beneficial shares ...............................      12,190,439   37,610,807   76,539,790      7,603,649
                                                       -------------------------------------------------------
      Net assets, at value .......................     $11,045,949  $35,631,305  $68,306,117     $7,399,860
                                                       =======================================================
Class I:
 Net asset value .................................     $10,974,191  $35,631,305  $68,256,675     $7,399,860
                                                       =======================================================
 Shares outstanding ..............................         981,627    3,028,340    7,144,396        718,537
                                                       =======================================================
 Net asset value per share .......................         $11.18       $11.77        $9.55         $10.30
                                                       =======================================================
 Maximum offering price per share
 (Net asset value per share / 97.00%) ............         $11.53       $12.13        $9.85         $10.62
                                                       =======================================================
Advisor Class:
 Net asset value .................................        $ 71,758                  $ 49,442
                                                       ===========                  ========
 Shares outstanding ..............................           6,411                     5,173
                                                       ===========                  ========
 Net asset value and offering price per share ....          $11.19                     $9.56
                                                       ===========                  ========


FRANKLIN TEMPLETON GLOBAL TRUST
Financial Statements (continued)

Statement of Operations
for the six months ended April 30, 1998 (unaudited)


                                                         Franklin
                                                         Templeton    Franklin     Franklin       Franklin
                                                          German      Templeton    Templeton      Templeton
                                                        Government     Global        Hard        High Income
                                                         Bond Fund  Currency Fund Currency Fund Currency Fund
                                                        -----------------------------------------------------
Interest Income:

 Interest ...........................................    $ 339,505   $1,009,635   $1,829,580     $243,145
                                                        -----------------------------------------------------
Expenses:
 Management fees (Note 3) ...........................       30,879      122,783      259,218       25,023
 Distribution fees - Class I (Note 3) ...............       11,093       52,664       95,483       11,586
 Transfer agent fees (Note 3) .......................        8,890       17,000       51,000        7,000
 Custodian fees .....................................        1,175          500        3,229        1,000
 Reports to shareholders ............................        9,250       12,591       30,000        3,864
 Registration and filing fees .......................       14,000        5,000       25,000        5,613
 Professional fees (Note 3) .........................        5,000        4,500       19,500        2,000
 Trustees' fees and expenses ........................        7,000        5,700        6,000        5,100
 Amortization of organization costs (Note 1) ........        1,271           --           --           --
 Other ..............................................           24           30        1,891           10
                                                        -----------------------------------------------------
      Total expenses ................................       88,582      220,768      491,321       61,196
                                                        -----------------------------------------------------
       Net investment income ........................      250,923      788,867    1,338,259      181,949
                                                        -----------------------------------------------------
Realized and unrealized losses:
 Net realized loss from:
  Investments .......................................      (70,549)    (168,469)    (790,145)     (91,559)
  Foreign currency transactions .....................      (36,312)  (1,104,681)  (3,591,833)    (185,426)
                                                        -----------------------------------------------------
   Net realized loss ................................     (106,861)  (1,273,150)  (4,381,978)    (276,985)
 Net unrealized appreciation (depreciation) on:
  Investments .......................................     (249,252)    (191,430)  (1,078,853)     (24,034)
  Translation of assets and liabilities denominated in
 foreign currencies .................................       (8,005)     296,607     (948,205)      68,394
                                                        -----------------------------------------------------
   Net unrealized appreciation (depreciation) .......     (257,257)     105,177   (2,027,058)      44,360
                                                        -----------------------------------------------------
Net realized and unrealized loss ....................     (364,118)  (1,167,973)  (6,409,036)    (232,625)
                                                        -----------------------------------------------------
Net decrease in net assets resulting from operations     $(113,195)  $ (379,106) $(5,070,777)   $ (50,676)
                                                        =====================================================


FRANKLIN TEMPLETON GLOBAL TRUST
Financial Statements (continued)
Statements of Changes in Net Assets


                                                Franklin Templeton                 Franklin Templeton
                                            German Government Bond Fund           Global Currency Fund
                                          ------------------------------------------------------------------
                                          Six Months Ended                   Six Months Ended
                                           April 30, 1998   Year Ended        April 30, 1998   Year Ended
                                             (unaudited) October 31, 1997       (unaudited) October 31, 1997
                                          ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................      $ 250,923      $ 687,861          $ 788,867    $ 1,831,151
  Net realized loss from investments and
 foreign currency transactions ..........       (106,861)      (868,123)        (1,273,150)    (1,811,951)
  Net unrealized appreciation (depreciation)
   on investments and translation of assets
   and liabilities denominated in foreign       (257,257)    (1,166,241)           105,177       (798,869)
   currencies
                                          ------------------------------------------------------------------
  Net decrease in net assets resulting
   from operations ......................       (113,195)    (1,346,503)          (379,106)      (779,669)
 Distributions to shareholders from:
  Net investment income:
   Class I ..............................       (239,902)            --           (755,910)            --
   Advisor Class ........................         (3,461)            --                 --             --
  Tax return of capital:
   Class I ..............................             --       (724,669)                --     (1,895,614)
   Advisor Class ........................             --        (24,821)                --
 Capital share transactions (Note 2):
  Class I ...............................     (1,450,102)    (2,765,367)        (5,028,197)            --
  Advisor Class .........................         70,644         91,512                 --     (6,303,604)
                                          ------------------------------------------------------------------
      Net decrease in net assets ........     (1,736,016)    (4,769,848)        (6,163,213)    (8,978,887)
Net assets:
 Beginning of period ....................     12,781,965     17,551,813         41,794,518     50,773,405
                                          ------------------------------------------------------------------
 End of period ..........................    $11,045,949    $12,781,965        $35,631,305    $41,794,518
                                          ==================================================================

Undistributed net investment  income
 (Distributions in excess of net investment
  income) included in net assets:
  End of period .........................        $ 5,265       $ (2,295)         $ 298,137      $ 265,180

                                                Franklin Templeton                 Franklin Templeton
                                                Hard Currency Fund              High Income Currency Fund
                                          -------------------------------------------------------------------
                                          Six Months Ended                   Six Months Ended
                                           April 30, 1998   Year Ended        April 30, 1998   Year Ended
                                             (unaudited)  October 31, 1997      (unaudited)  October 31, 1997
                                          -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:

  Net investment income .................    $ 1,338,259    $ 3,706,100          $ 181,949      $ 377,439
  Net realized loss from investments and
 foreign currency transactions ..........     (4,381,978)   (15,811,999)          (276,985)      (294,100)
  Net unrealized appreciation
 (depreciation) on investments and
  translation of assets andliabilities        (2,027,058)     1,406,507             44,360       (107,030)
  denominated in foreign currencies
                                          ------------------------------------------------------------------
     Net decrease in net assets resulting
     from operations ....................     (5,070,777)   (10,699,392)           (50,676)       (23,691)
 Distributions to shareholders from:
  Net investment income:
   Class I ..............................     (1,306,562)            --           (157,338)       (19,163)
   Advisor Class ........................        (33,156)            --                 --             --
  Tax return of capital:
   Class I ..............................             --     (3,971,925)                --       (356,921)
   Advisor Class ........................             --         (7,680)                --             --
 Capital share transactions (Note 2):
  Class I ...............................    (17,483,485)   (18,010,343)          (767,785)    (1,337,827)
  Advisor Class .........................        (25,243)       248,378                 --             --
                                          ------------------------------------------------------------------
      Net decrease in net assets ........    (23,919,223)   (32,440,962)          (975,799)    (1,737,602)
Net assets:
 Beginning of period ....................     92,225,340    124,666,302          8,375,659     10,113,261
                                          ------------------------------------------------------------------
 End of period ..........................    $68,306,117    $92,225,340         $7,399,860    $ 8,375,659
                                          ==================================================================
Undistributed net investment  income
 (Distributions in excess of net investment
  income) included in net assets:
  End of period .........................     $ (819,162)    $ (817,703)          $ 49,630       $ 25,109
                                          ==================================================================



FRANKLIN TEMPLETON GLOBAL TRUST
Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company, consisting of four funds (the Funds). The Funds and their investment policies are:

Franklin Templeton German Government Bond Fund - The German Bond Fund seeks long-term total return through investment in a managed portfolio of German government bonds.

Franklin Templeton Global Currency Fund - The Global Currency Fund seeks to maximize total return, through a combination of interest income and currency gains, by investing in interest-earning money market instruments, at least 65% of which will be denominated in three or more major currencies, including the U.S. dollar.

Franklin Templeton Hard Currency Fund - The Hard Currency Fund seeks to protect shareholders against depreciation of the U.S. dollar relative to other currencies by investing in high-quality, interest-bearing money market instruments (and forward contracts), denominated in those major currencies which historically have experienced low rates of inflation, and which are currently pursuing economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long term.

Franklin Templeton High Income Fund - The High Income Fund seeks to achieve high current income at a level significantly above that available on U.S. dollar money market funds by investing in interest-bearing money market instruments denominated in major and non-major currencies. Subject to this investment objective, a secondary consideration of the Fund is preservation of capital.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign securities they will customarily enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.



1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. Foreign Currency Translation (cont.):

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Forward Exchange Contracts:

The Funds may enter into forward exchange contracts to obtain an investment result that is substantially equal to a direct investment in a foreign currency denominated instrument and to hedge against foreign exchange risks. These contracts are valued daily and the Funds' equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. d. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Organization Costs:

Organization costs are amortized on a straight line basis over five years.

g. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES

The German Government Bond Fund and Hard Currency Fund offer two classes of shares: Class I and Advisor Class. The shares differ by their initial sales load, distribution fees, voting rights affecting a single class and the exchange privilege of each class. The Global Currency Fund and High Income Currency Fund offer one class of shares.

At April 30, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:


                                                       Franklin Templeton German      Franklin Templeton
                                                         Government Bond Fund        Global Currency Fund
                                                       ---------------------------------------------------
Class I Shares:                                          Shares      Amount           Shares      Amount
                                                       ---------------------------------------------------
Six months ended April 30, 1998
 Shares sold ........................................    161,787  $ 1,803,159         47,342    $ 556,808
 Shares issued in reinvestment of distributions .....     17,344      193,929         55,299      650,191
 Shares redeemed ....................................   (306,032)  (3,447,190)      (528,772)  (6,235,196)
                                                       ---------------------------------------------------
 Net decrease .......................................   (126,901)$ (1,450,102)      (426,131)$ (5,028,197)
                                                       ===================================================
Year ended October 31, 1997
 Shares sold ........................................    659,919  $ 7,540,435        491,508  $ 6,060,556
 Shares issued in reinvestment of distributions .....     50,426      599,890        130,486    1,604,655
 Shares redeemed ....................................   (935,734) (10,905,692)    (1,134,907) (13,968,815)
 Net decrease .......................................   (225,389)$ (2,765,367)      (512,913)$ (6,303,604)
Advisor Class Shares:
Six months ended April 30, 1998
 Shares sold ........................................     67,021    $ 774,005
 Shares issued in reinvestment of distributions .....        305        3,461
 Shares redeemed ....................................    (63,345)    (706,822)
                                                        ------------------------
 Net increase .......................................      3,981     $ 70,644
                                                        ========================
Year ended October 31, 1997*
 Shares sold ........................................    208,944  $ 2,430,954
 Shares issued in reinvestment of distributions .....      2,172       24,820
 Shares redeemed ....................................   (208,686)  (2,364,262)
                                                        ------------------------
 Net increase .......................................      2,430     $ 91,512
                                                        ========================

                                                          Franklin Templeton          Franklin Templeton
                                                          Hard Currency Fund       High Income Currency Fund
Class I Shares:                                          Shares      Amount           Shares      Amount
Six months ended April 30, 1998
 Shares sold ........................................    811,231  $ 8,044,281         81,167    $ 839,470
 Shares issued in reinvestment of distributions .....    105,212    1,029,531         10,945      112,795
 Shares redeemed .................................... (2,716,063) (26,557,297)      (166,055)  (1,720,050)
 Net decrease ....................................... (1,799,620)$(17,483,485)       (73,943)  $ (767,785)

2. BENEFICIAL SHARES (cont.)
                                                          Franklin Templeton          Franklin Templeton
                                                          Hard Currency Fund       High Income Currency Fund
Class I Shares (cont.):                                  Shares      Amount           Shares      Amount
Year ended October 31, 1997
 Shares sold ........................................  6,145,940  $65,035,999        224,819  $ 2,416,754
 Shares issued in reinvestment of distributions .....    290,801    3,068,787         25,178      269,578
 Shares redeemed .................................... (8,200,653) (86,115,129)      (375,035)  (4,024,159)
 Net decrease ....................................... (1,763,912)$(18,010,343)      (125,038)$ (1,337,827)
Advisor Class Shares:
Six months ended April 30, 1998
 Shares sold ........................................    502,939  $ 5,021,869
 Shares issued in reinvestment of distributions .....      3,396       33,156
 Shares redeemed ....................................   (525,424)  (5,080,268)
 Net decrease .......................................    (19,089)   $ (25,243)
Year ended October 31, 1997*
 Shares sold ........................................     87,809    $ 907,672
 Shares issued in reinvestment of distributions .....        684        7,041
 Shares redeemed ....................................    (64,231)    (666,335)
 Net increase .......................................     24,262    $ 248,378

*Effective date of Advisor Class shares was January 2, 1997.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter and transfer agent, respectively.

Global Currency Fund, Hard Currency Fund and High Income Currency Fund pay an investment management fee to Advisers of 0.65% per year of the average daily net assets of each Fund. German Government Bond Fund pays an investment management fee to Advisers of 0.55% per year of the average daily net assets of the Fund. Under a subadvisory agreement, Templeton Investment Counsel, Inc., a wholly owned subsidiary of Franklin Resources, Inc. provides subadvisory services to the Funds and receives from Advisers fees of 0.25% per year based on the aggregate average daily net assets of the Funds.

The Global Currency Fund and High Income Currency Fund reimburse Distributors up to .45% per year of each Funds' average daily net assets for costs incurred in marketing each Funds' shares. The Hard Currency Fund reimburses Distributors up to 0.45% per year of the Fund's average daily net assets of Class I shares and the German Bond Fund reimburses Distributors up to 0.25% per year of the Fund's average daily net assets of Class I shares for costs incurred in marketing each Funds' Class I shares.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

Distributors received net commissions on sales of Fund shares, and paid commissions to other dealers for the period ended April 30, 1998 as follows:



                                        Franklin Templeton Franklin Templeton Franklin Templeton   Franklin Templeton
                                         German Government  Global Currency      Hard Currency          High Income
                                             Bond Fund           Fund                Fund              Currency Fund
Total commissions received .............       $3,744           $5,275             $48,818                 $2,064
Paid to other dealers ..................        $ 586            $ 696             $ 6,383                  $ 255

4. INCOME TAXES

At October 31, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains as follows:

                                          Franklin Templeton  Franklin Templeton Franklin Templeton  Franklin Templeton
                                           German Government    Global Currency     Hard Currency       High Income
                                               Bond Fund             Fund               Fund           Currency Fund
Capital loss carryovers expiring in:
 2001 ..................................              $ --        $ 35,182          $ 301,642              $ --
 2002 ..................................                --              --                271                --
 2003 ..................................                --         173,253            112,254                --
 2004...................................                --          77,143          1,047,201            22,408
 2005...................................             2,020          54,060            162,309             1,904
                                                    $2,020        $339,638         $1,623,677           $24,312

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At April 30, 1998, the net unrealized appreciation
(depreciation) based on the cost of investments for income tax purposes were as follows:

                                          Franklin Templeto  Franklin Templeton  Franklin Templeton  Franklin Templeton
                                           German Government   Global Currency      Hard Currency        High Income
                                               Bond Fund            Fund                Fund            Currency Fund
Unrealized appreciation ................         $ 26,045        $ 42,225            $ 141,554             $57,336
Unrealized depreciation ................       (1,066,374)       (746,551)          (1,431,352)            (35,492)
Net unrealized appreciation (depreciation)                    $(1,040,329)           $(704,326)        $(1,289,798)         $21,844

Net Investment Income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1998 were as follows:

                                          Franklin Templeton   Franklin Templeton  Franklin Templeton  Franklin Templeton
                                           German Government     Global Currency      Hard Currency        High Income
                                               Bond Fund              Fund                Fund            Currency Fund
Purchases ..............................         $ 521,926         $1,632,165          $3,003,984            $750,491
Sales ..................................        $2,969,694         $2,586,572          $3,000,000            $370,000

6. OFF-BALANCE SHEET RISK

The Funds have been parties to financial instruments with off-balance-sheet risk, primarily forward exchange contracts in order to obtain investment results that are substantially equal to direct investments in foreign currency denominated instruments and to minimize the impact on the Funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At April 30, 1998, the Funds have outstanding forward exchange contracts for the sale of currencies as set out below. The contracts are reported in the financial statements at the Funds' net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of April 30, 1998, the German Government Bond Fund had the following forward foreign currency contracts outstanding:




                                                                          In       Settlement  Unrealized
                                                                     Exchange for     Date       (Loss)
Contracts to Buy:
  1,074,000   Deutschemarks ..................................      U.S. $ 600,000   5/26/98   U.S. $ (599)
               Net unrealized loss on forward exchange contracts                               U.S. $ (599)
As of April 30, 1998, the Global Currency Fund had the following forward foreign currency contracts outstanding:

                                                                          In       Settlement  Unrealized
                                                                     Exchange for     Date     Gain/(Loss)
Contracts to Buy:
  9,000,000   Deutschemarks .................................     U.S. $ 4,905,488   6/9/98   U.S. $121,406
Contracts to Sell:
    764,000   Deutschemarks ..................................      U.S. $ 426,816   5/26/98            426
    764,000   Deutschemarks ..................................             427,006   5/28/98            567
                                                                  U.S. $ 5,759,310                      993
               Net unrealized gain on offsetting forward exchange contracts                          22,575
                Unrealized gain on forward exchange contracts                                       144,974

6. OFF-BALANCE SHEET RISK (cont.)

                                                                          In       Settlement  Unrealized
                                                                     Exchange for     Date     Gain/(Loss)
Contracts to Sell:
  1,528,000   Deutschemarks ..................................     U.S. $ 828,557   5/5/98  U.S. $ (23,181)
  1,528,000   Deutschemarks ..................................            827,852   5/7/98         (23,985)
    764,000   Deutschemarks ..................................            415,511  5/11/98         (10,507)
  1,050,000   Deutschemarks ..................................            579,214  5/15/98          (6,418)
    700,000   Deutschemarks ..................................            387,919  5/22/98          (2,661)
                                                                U.S. $  3,039,053                  (66,752)

               Net unrealized loss on offsetting forward exchange contracts                        (39,405)
                Unrealized loss on forward exchange contracts                                     (106,157)
                 Net unrealized gain on forward exchange contracts
                                                                                             U.S. $ 38,817
As of April 30, 1998, the Hard Currency Fund had the following  forward  foreign currency contracts outstanding:

                                                                          In       Settlement  Unrealized
                                                                     Exchange for     Date     Gain/(Loss)
Contracts to Buy:
 25,000,000   Deutschemarks ..................................   U.S. $13,626,354   6/9/98    U.S. $337,240
 13,853,000   Swiss Francs ...................................          9,148,121   6/2/98          124,128
                                                                 U.S. $22,774,475                   461,368
Contracts to Sell:
  2,700,000   Deutschemarks ..................................   U.S. $ 1,509,223   6/9/98            1,155
               Net unrealized gain on offsetting forward contracts                                                  95,750
                Unrealized gain on forward exchange contracts                                       558,273
Contracts to Buy:
3,023,000,000 Japanese Yen ...................................    U.S. 23,591,384  5/13/98        (666,351)
Contracts to Sell:
661,000,000   Japanese Yen ...................................   U.S. $ 5,008,714  5/13/98          (4,004)
  2,240,000   Swiss Francs ...................................          1,505,882   6/2/98          (7,124)
                                                                 U.S. $ 6,514,596                  (11,128)
               Unrealized loss on forward exchange contracts .                                    (677,479)
                Net unrealized loss on forward exchange contracts
                                                                                            U.S. $(119,206)

As of April 30, 1998, the High Income Currency Fund had the following forward foreign currency contracts outstanding:

                                                                          In       Settlement  Unrealized
                                                                     Exchange for     Date     Gain/(Loss)
Contracts to Buy:
  2,000,000   Deutschemarks ..................................   U.S. $ 1,090,108   6/9/98    U.S. $ 26,979
               Unrealized gain on forward exchange contracts .                                       26,979
6. OFF-BALANCE SHEET RISK (cont.)
                                                                          In       Settlement  Unrealized
                                                                     Exchange for     Date     Gain/(Loss)
Contracts to Buy:
    482,000   Deutschemarks ..................................     U.S. $ 269,952  5/26/98    U.S. $  (947)
               Unrealized loss on forward exchange contracts .                                        (947)
                Net unrealized gain on forward exchange contracts
U.S. $ 26,032

7. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in the following:

Global Currency Fund - debt securities denominated in German deutschemarks and Canadian dollars. Hard Currency Fund - debt securities denominated in Swiss francs and in German deutschemarks. High Income Fund - debt securities denominated in Italian liras, German deutschemarks, and Canadian dollars.

Such concentrations may subject the Funds more significantly to economic changes occurring within that country.

Although the German Bond Fund has a non-diversified investment portfolio, most of its investments are in the securities of issues in the country of Germany. Such concentration may subject the Fund to economic changes occurring within that country.







GRAPHIC MATERIAL (1)

This chart shows, in pie format, the asset allocation by asset class based on total net assets for the Franklin Templeton German Government Bond Fund, as of April 30, 1998.


German State Government Bonds                              29.4
Foreign (Non-German) Government Euromark                   28.2
Bonds
German Pfandbriefe Bonds                                   25.2
German Federal Government Bonds                             4.2
Other Net Assets & Liabilities                             13.0
                                                          100.0


GRAPHIC MATERIAL (2)

This chart shows, in pie format, the asset allocation by currency based on total net assets for the Franklin Templeton Global Currency Fund, as of April 30, 1998.


U.S. Dollar                                                58.7
German Mark                                                19.7
Canadian Dollar                                            10.7
Australian Dollar                                           5.5
New Zealand Dollar                                          5.4
                                                          100.0


GRAPHIC MATERIAL (3)

This chart shows, in pie format, the asset allocation by currency based on total net assets for the Franklin Templeton Hard Currency Fund, as of April 30, 1998.


German Mark                                                32.5
Swiss Franc                                                32.1
Japanese Yen                                               29.8
New Zealand Dollar                                          4.6
U.S. Dollar                                                 1.0
                                                          100.0

GRAPHIC MATERIAL (4)

This chart shows, in pie format, the asset allocation by currency based on total net assets for the Franklin Templeton High Income Currency Fund, as of April 30, 1998.


U.S. Dollar                                                27.9
German Mark                                                18.4
Canadian Dollar                                            18.1
Italian Lira                                               14.5
British Pound                                              10.4
Australian Dollar                                           5.4
New Zealand Dollar                                          5.3
                                                          100.0